EXHIBIT 10.2

MANAGEMENT STOCKHOLDERS’ AGREEMENT

Dated as of July 22, 2003

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MANAGEMENT STOCKHOLDERS’ AGREEMENT

This MANAGEMENT STOCKHOLDERS’ AGREEMENT (this “Agreement”), dated as of July 22, 2003, by and among TD Holding Corporation, a Delaware corporation (“Holdings”), Warburg Pincus Private Equity VIII, L.P., a Delaware limited partnership (“Warburg Pincus”), and those employees of TransDigm Inc. and certain of its subsidiaries (collectively, “TransDigm”) whose names and addresses are set forth from time to time on Schedule I hereto (such employees, together with any Persons who become parties to this Agreement pursuant to Section 7.1 hereof and each of their respective Permitted Transferees, are hereinafter collectively referred to as the “Management Stockholders”).  Schedule I hereto shall be updated from time to time to include each Management Stockholder who becomes a party to this Agreement after the date hereof pursuant to the terms hereof.  Capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 19 hereof.

RECITALS

WHEREAS, on June 6, 2003, TD Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Holdings (“TD Acquisition”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Holding Company, a Delaware corporation (“TransDigm Holding”), pursuant to which TD Acquisition shall be merged with and into TransDigm Holding, with TransDigm Holding as the surviving corporation (the “Merger”);

WHEREAS, immediately prior to the consummation of the transactions contemplated by the Merger Agreement, certain Management Stockholders held certain options to purchase shares of common stock, par value $0.01 per share, of TransDigm Holding (the “Pre-Merger Options”);

WHEREAS, prior to or contemporaneously with the execution of this Agreement, each Management Stockholder who held Pre-Merger Options entered into a letter agreement with Warburg Pincus (each, a “Roll-Over Agreement”) pursuant to which each such Management Stockholder agreed that certain Pre-Merger Options having an aggregate Net Value (as such term is defined in the Merger Agreement) specified in such Management Stockholder’s Roll-Over Agreement shall not be cancelled in connection with the Merger (the “Roll-Over Equity”), but rather, at the Effective Time (as such term is defined in the Merger Agreement), such Management Stockholder’s Roll-Over Equity shall be converted (a) partially into a fully vested option (collectively, the “Roll-Over Options”) to purchase shares of common stock, par value $0.01 per share, of Holdings (the “Common Stock” and together with any shares of Common Stock acquired by any party hereto after the date hereof, whether upon exercise of Options or otherwise, the “Shares”) and (b) partially into a proportionate interest in the TD Holding Corporation 2003 Rollover Deferred Compensation and Phantom Stock Unit Plan and the TD Holding Corporation 2003 Management Deferred Compensation and Phantom Stock Unit Plan, in each case;

WHEREAS, at the Effective Time, and from time to time thereafter, and subject to the terms of Section 7.1 hereof, Holdings has granted or shall grant, as the case may be, to certain Management Stockholders, additional options to purchase shares of Common Stock pursuant to the terms of the Plan (as hereinafter defined) and a Stock Option Agreement to be entered into between Holdings and such Management Stockholder;

WHEREAS, in addition to being subject to the terms and conditions set forth in this Agreement, the Shares and the Options owned by any Management Stockholder, including, where applicable, the Roll-Over Options and the Roll-Over Shares, shall be subject to, among other things, (a) the terms and conditions of the Roll-Over Agreement to which such Management Stockholder is a party, (b) that certain Stockholders’ Agreement, dated as of the date hereof, among Holdings, Warburg Pincus, the Management Stockholders and the other parties named therein (the “Stockholders’ Agreement”), and (c) the TD Holding Corporation 2003 Stock Incentive Plan (as the same may be amended from time to time, the “Plan”);

WHEREAS, Holdings, Warburg Pincus and the Management Stockholders desire to promote their mutual interests by agreeing to certain matters relating to the shares of Common Stock and Options and certain other matters set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and to implement the foregoing, the parties hereto agree as follows:

1.                                               Sales of Shares and Vested Options to Holdings.

1.1.                                  The Management Stockholders’ Rights.

(a)                                         Subject to all subsections of this Section 1 and Section 4, in the event that a Management Stockholder’s employment with Holdings or any of its subsidiaries is terminated as a result of (i) termination by Holdings or any such subsidiary of such employment without Cause, (ii) the death or Disability of such Management Stockholder or (iii) the resignation of such Management Stockholder for Good Reason, such Management Stockholder shall have the right to sell to Holdings, and Holdings shall have the obligation to purchase from such Management Stockholder, all, but not less than all, of such Management Stockholder’s (x) shares of Common Stock (including Roll-Over Shares, where applicable), (y) Roll-Over Options, where applicable, and (z) other Options that are fully vested as of the date of the termination of such Management Stockholder’s employment (the shares of Common Stock and Options referred to in clauses (x), (y) and (z) immediately above are hereinafter collectively referred to as the “Vested Equity”; the Roll-Over Options and other Options that are fully vested as of the date of the termination of such Management Stockholder’s employment are hereinafter collectively referred to as the “Vested Options”).  The purchase price to be paid by Holdings with respect to any Vested Equity purchased pursuant to this Section 1.1(a) shall be equal to the Fair Market Value thereof.

(b)                                        Subject to all subsections of this Section 1 and Section 4, a Management Stockholder shall have the right to sell to Holdings, and Holdings shall have the obligation to purchase from such Management Stockholder, all or any portion of such Management Stockholder’s Vested Equity if such Management Stockholder’s employment with Holdings or any of its subsidiaries is terminated as a result of the retirement of such Management Stockholder upon or after reaching the age of 65 (“Retirement”).  The purchase price to be paid by Holdings with respect to any Vested Equity purchased pursuant to this Section 1.1(b) shall be equal to the Fair Market Value thereof.

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1.2.                                  Notice.  If any Management Stockholder desires to sell any Vested Equity to Holdings pursuant to Section 1.1, he or she (or his or her estate, trust, corporation or partnership, as the case may be) shall notify Holdings in writing not more than six (6) months after the effective date of such Management Stockholder’s termination of employment (or such later date as mutually agreed to in writing by such Management Stockholder and Holdings) and such notice shall specify the number of shares of Common Stock or Vested Options such Management Stockholder owns, and the number of shares of Common Stock or Vested Options to be repurchased hereunder.

1.3.                                  Payment.  Subject to Section 4, payment for any Vested Equity sold by a Management Stockholder pursuant to Section 1.1(a) or 1.1(b) shall be made on or prior to the date that is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the date of the receipt by Holdings of such Management Stockholder’s notice described in Section 1.2; provided, however, that if Fair Market Value is being determined pursuant to Sections 3.2(b) or 3.2(c), then such payment shall be made on or prior to the date that is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the date of the determination of Fair Market Value pursuant to such Sections.  Any payments required to be made by Holdings under this Section 1.3 shall accrue simple interest at a rate per annum of two percent (2%) from the date such Management Stockholder provides notice to Holdings in accordance with Section 1.2 to the earlier of (a) the date Holdings (or a permitted assignee thereof) has paid such Management Stockholder in full for all of the Vested Equity then being purchased and (b) the date Holdings delivers to such Management Stockholder a promissory note in respect of such amount as contemplated by Section 4 hereof.  All payments of interest accrued hereunder shall be paid only at the date of payment by Holdings for the Vested Equity being purchased.

2.                                               Holdings’ Rights to Purchase Shares and Vested Options from the Management Stockholders.

2.1.                                  Holdings’ Rights.

Subject to all subsections of this Section 2 and Section 4, Holdings shall have the right to purchase from a Management Stockholder, and such Management Stockholder shall have the obligation to sell to Holdings, all, but not less than all:

(a)                                         of the Vested Equity owned by such Management Stockholder as of the date of his or her termination of employment with Holdings or any subsidiary thereof, at the greater of the Fair Market Value and the Carrying Value thereof if such Management Stockholder’s employment with Holdings or any of its subsidiaries is terminated as a result of (i) the termination by Holdings or any such subsidiary of such employment without Cause, (ii) the death or Disability of such Management Stockholder or (iii) the resignation of such Management Stockholder for Good Reason; or

(b)                                        of the Roll-Over Shares and Roll-Over Options owned by such Management Stockholder as of the date of his or her termination of employment with Holdings or any subsidiary thereof, at the Carrying Value thereof, if such Management Stockholder’s

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employment with Holdings or any of its subsidiaries is terminated as a result of (i) the termination by Holdings or any such subsidiary of such employment for Cause or (ii) the resignation of such Management Stockholder without Good Reason; or

(c)                                        of the other Shares and the other Vested Options (other than Roll-Over Shares and Roll-Over Options, as applicable) owned by a Management Stockholder as of the date of his or her termination of employment with Holdings or any subsidiary thereof, at the lower of the Fair Market Value and the Carrying Value thereof, if such Management Stockholder’s employment with Holdings or any of its subsidiaries is terminated as a result of (i) the termination by Holdings or any such subsidiary of such employment for Cause or (ii) the resignation of such Management Stockholder without Good Reason.

2.2.                                  Notice.  If Holdings desires to purchase any Vested Equity from a Management Stockholder pursuant to Section 2.1, it shall notify such Management Stockholder (or his or her estate, trust, corporation or partnership, as the case may be, with all such Persons being referred to hereinafter, collectively with such Management Stockholder, as the “Management Stockholder Parties”) in writing not more than six (6) months after the effective date of the termination of such Management Stockholder’s employment (or such later date as mutually agreed to in writing by such Management Stockholder Party and Holdings).

2.3.                                  Payment.

(a)                                         Subject to Section 4, payment for any Vested Equity purchased by Holdings by reason of an event described in Section 2.1(a) shall be made on or prior to the date that is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the date of the receipt by a Management Stockholder Party of Holdings’ notice pursuant to Section 2.2; provided, however, that if Fair Market Value is being determined pursuant to Section 3.2(c), then such payment shall be made on or prior to the date that is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the date of determination of Fair Market Value pursuant to such Section.

(b)                                        Subject to Section 4 hereof, if the Carrying Value of the Vested Equity purchased by Holdings by reason of an event described in Section 2.1(b) or Section 2.1(c) hereof is less than $2,000,000 in the aggregate (computed as of the effective date of the termination of a Management Stockholder’s employment), Holdings shall make a payment of all amounts owing to such Management Stockholder in respect of such Vested Equity within thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the end of the fiscal year during which such Management Stockholder’s employment was terminated; provided, however, that if Fair Market Value is being determined pursuant to Section 3.2(c) in connection with a termination of a Management Stockholder’s employment pursuant to Section 2.1(c) above, then such payment shall be made on the later of (i) the date that is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the date of determination of Fair Market Value pursuant to such Section and (ii) the date which is thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the end of the fiscal year during which such Management Stockholder was terminated.

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(c)                                        Subject to Section 4 hereof, and in the sole discretion of the Compensation Committee (the “Committee”) of the Board of Directors of Holdings (the “Board”), if the Carrying Value of the Vested Equity purchased by Holdings by reason of an event described in Section 2.1(b) or Section 2.1(c) hereof is equal to or greater than $2,000,000 in the aggregate (computed as of the effective date of the termination of a Management Stockholder’s employment), Holdings shall make a payment of all amounts owing to such Management Stockholder in respect of such Vested Equity as follows (or on a more accelerated schedule if the Committee so elects, in its sole discretion):

(i)                                           if the date of termination of the Management Stockholder’s employment occurs prior to the third anniversary of the Closing Date, then one-third of the aggregate purchase price of the Vested Equity being purchased shall be paid within thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following each of the third, fourth and fifth anniversaries of the Closing Date;

(ii)                                      if the date of termination of the Management Stockholder’s employment occurs on or after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, then (x) two-thirds of the purchase price of the Vested Equity being purchased shall be paid within thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following such fourth anniversary and (y) one-third of the purchase price of the Vested Equity being purchased shall be paid within thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following the fifth anniversary of the Closing Date;

(iii)                                 if the date of termination of the Management Stockholder’s employment occurs on or after the fourth anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date, then the purchase price of the Vested Equity being purchased shall be paid within thirty (30) calendar days (or the first business day thereafter if the thirtieth (30th) calendar day is not a business day) following such fifth anniversary; and

(iv)                                    if the date of termination of the Management Stockholder’s employment occurs on or after the fifth anniversary of the Closing Date, then the purchase price of the Vested Equity being purchased shall be paid contemporaneously with the surrender of the certificates or other instruments representing the Vested Equity being purchased together with any other documents of transfer that Holdings may reasonably request, if applicable.

Any payments based on Fair Market Value required to be made by Holdings under this Section 2.3 shall accrue simple interest at a rate per annum of two percent (2%) on the amounts not paid from date Holdings provides notice to the relevant Management Stockholder Party in accordance with Section 2.2 to the earlier of (a) the date Holdings (or a permitted assignee thereof) has paid such Management Stockholder in full for all of the Vested Equity then being purchased and (b) the date Holdings delivers to such Management Stockholder a promissory note in respect of such amount as contemplated by Section 4 hereof.   All payments of interest

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accrued hereunder shall be paid only at the date or dates of payment by Holdings for the Vested Equity being purchased.

3.                                               Purchase Price.

3.1.                                  Optional Appraisal.  In its sole and absolute discretion, the Committee may, but shall not be required to, engage from time to time, on Holdings’ behalf, an independent valuation consultant or appraiser of recognized national standing reasonably satisfactory to Warburg Pincus (the “Appraiser”) to appraise (the “Appraisal”) the Fair Market Value of the shares of Common Stock, with such Appraisal to be as of a date that the Committee determines in its sole and absolute discretion.  In the event the Committee determines to engage an Appraiser, (i) such Appraiser shall prepare and deliver to Holdings a written report describing the results of such Appraisal and (ii) promptly after receipt of each Appraisal, Holdings shall deliver to each Management Stockholder a copy of the letter as to value included with the Appraisal.

3.2.                                  Fair Market Value.

(a)                                         The “Fair Market Value” of a share of Common Stock determined for purposes of Section 1, 2 and 4.2 hereof shall computed by dividing (i) the fair market value of the entire Common Stock equity interest of Holdings taken as a whole, without additional premiums for control or discounts for minority interests or restrictions on transfer, by (ii) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis.  The “Fair Market Value” of any Vested Option determined for purposes of Section 1, 2 and 4.2 hereof shall be the Fair Market Value of the number of shares of Common Stock underlying such Vested Option, computed in acccordance with the immediately preceding sentence hereof, less the applicable exercise price therefor.  Except as otherwise set forth in this Section 3, the Fair Market Value of a share of Common Stock shall be equal to the Fair Market Value thereof as set forth in the most recent Appraisal, if any, prior to the termination of the relevant Management Stockholder’s employment.  Notwithstanding the foregoing, if the effective date of the termination of the relevant Management Stockholder’s employment is on or after a date which is six (6) months from the date of the last Appraisal or if the Committee has not previously elected to obtain an Apprasial pursuant to Section 3.1 above, then, in each case, the Fair Market Value of a share of Common Stock shall be determined in the manner set forth in Sections 3.2(b) and 3.2(c) hereof.

(b)                                        If a Management Stockholder or Holdings exercises his, her or its rights pursuant to Section 1, Section 2 or Section 4.2 hereof, as the case may be, and if the effective date of the termination of a Management Stockholder’s employment is on or after a date which is six (6) months from the date of the last Appraisal, if any, or if the Committee has not previously elected to obtain an Apprasial pursuant to Section 3.1 above, then the Fair Market Value of a share of Common Stock shall be determined by the Board in good faith in accordance with the methodology set forth in Section 3.2(a) above.  Upon the Board’s good faith determination of Fair Market Value as contemplated hereby, the Board shall inform the relevant Management Stockholder in writing of its determination (the “Valuation Notice”).  In the event a Management Stockholder exercises its put rights pursuant to Section 1 above, the Board shall be required to deliver the Valuation Notice to such Management Stockholder within thirty (30) calendar days of Holdings’ receipt of the notice from such Management Stockholder described in Section 1.2

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above.  In the event Holdings exercises its call rights pursuant to Section 2 or Section 4.2 hereof, the Valuation Notice shall accompany the notice delivered to such Management Stockholder pursuant to Section 2.1 or Section 4.2, as the case may be.  Except as expressly set forth in Section 3.2(c) below, any determination of Fair Market Value by the Board as set forth in the Valuation Notice shall be final, binding and conclusive on Holdings and the relevant Management Stockholder.

(c)                                        Notwithstanding anything contained in Section 3.2(b) to the contrary, if the Carrying Value (computed as of the effective date of the termination of such Management Stockholder’s employment) of the Vested Equity owned by a Management Stockholder that is to be purchased by Holdings pursuant to Section 1, Section 2 or Section 4.2 hereof is in excess of $2,000,000 in the aggregate, then such Management Stockholder shall have the right to dispute the Fair Market Value determined by the Board pursuant to Section 3.2(b) above.  A Management Stockholder who wishes to dispute the Fair Market Value determined by the Board pursuant to Section 3.2(b) above shall be required to deliver a notice of dispute (the “Dispute Notice”) to the Board within ten (10) calendar days of the date of the Valuation Notice (the “Dispute Period”).  If a Management Stockholder entitled to dispute the Board’s determination of Fair Market Value in accordance with the terms hereof fails to deliver a Dispute Notice to the Board during the Dispute Period, such Management Stockholder shall be deemed to have accepted the Fair Market Value set forth in the Valuation Notice and such Fair Market Value shall thereafter be deemed final, binding and conclusive on such Management Stockholder.  In the event a Management Stockholder delivers a Dispute Notice to the Board within the Dispute Period, and if such Management Stockholder and the Board cannot agree on the Fair Market Value within thirty (30) calendar days after the date of the Dispute Notice, the Management Stockholder or Holdings may, by three (3) business days’ written notice to the other, initiate appraisal proceedings under Section 3.2(d) for determination of the Fair Market Value.

(d)                                        Appraisal Procedure.  If any party shall initiate an appraisal procedure to determine the Fair Market Value of a share of Common Stock as contemplated by Section 3.2(c) above, then the Management Stockholder, on the one hand, and Holdings, on the other hand, shall each promptly appoint as an appraiser an independent valuation consultant or appraiser of recognized national standing.  Each appraiser shall, within thirty (30) calendar days of appointment, separately investigate the Fair Market Value of a share of Common Stock as of the effective date of the termination of such Management Stockholder’s employment and shall submit a notice of an appraisal of that value to the Management Stockholder and Holdings.  Each appraiser shall be instructed to determine such value based on the methodology set forth in Section 3.2(a).  If the appraised Fair Market Values (the “Earlier Appraisals”) vary by ten percent (10%) or less, measured from the lower appraisal, the average of the two appraisals on a per share basis shall be controlling as the amount of the Fair Market Value.  If the appraised Fair Market Values vary by ten percent (10%) or more, measured from the lower appraisal, the appraisers, within ten (10) business days of the submission of the last appraisal, shall appoint a third appraiser who shall be an independent valuation consultant or appraiser of recognized national standing.  The third appraiser shall, within thirty (30) calendar days of his appointment, appraise the Fair Market Value of a share of Common Stock as of the effective date of the termination of such Management Stockholder’s employment, such apprasial to be based on the methodology set forth in Section 3.2(a).  Such third appraiser shall submit notice of its appraisal to the Management Stockholder and Holdings.  The Fair Market Value determined by the third

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appraiser shall be controlling unless the Fair Market Value determined by such appraiser is greater than the Fair Market Value determined in the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control, and unless the Fair Market Value is lower than the two Earlier Appraisals, in which case the lower of the two Earlier Appraisals will control.  If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling.  The Management Stockholder and Holdings shall each bear the cost of its respective appointed appraiser.  The cost of the third appraisal shall be shared one-half by the Management Stockholder and one-half by Holdings.

(e)                                        In the event an apprasial procedure is initiated by a Management Stockholder or Holdings as contemplated above, and, if following the determination of Fair Market Value pursuant to Section 3(d) above, either Holdings or a Management Stockholder wishes to revoke an election to purchase or sell Vested Equity pursuant to the terms of Section 1, Section 2 or Section 4.2 hereof, as the case may be, such Person shall deliver written notice of such revocation within ten (10) calendar days after the determination of the appraised Fair Markeet Value pursuant to Section 3.2(d) above.  Following the expiration of such ten (10) calendar period, neither Holdings nor any Management Stockholder shall be entitled to revoke its election to purchase or sell Vested Equity.

3.3.                                  Carrying Value.  For the purposes of this Agreement, the “Carrying Value” of any share of Common Stock shall be equal to $[1,000.00], plus simple interest at a rate per annum equal to 2% which shall be deemed to be the carrying cost, calculated from the date of the purchase of such share of Common Stock by the selling Management Stockholder through the date of purchase by Holdings, less the amount of dividends paid to such Management Stockholder in respect of such share of Common Stock (to the extent that the amount of such dividends do not exceed such simple interest).  The “Carrying Value” of any Vested Option shall be the Carrying Value of the number of shares of Common Stock underlying such Vested Option, computed in acccordance with the immediately preceding sentence hereof, less the applicable exercise price therefor; provided, however, with respect to any Vested Option, any interest thereon representing the carrying cost as provided above, shall accrue from the date of the grant of such Vested Option through the date of the purchase by Holdings of such Vested Option pursuant to the terms of this Agreement.

4.                                               Prohibited Purchases; Involuntary Transfers.

4.1.                                  Prohibited Purchases.  Notwithstanding anything to the contrary herein, Holdings shall not be permitted or obligated to purchase any Vested Equity from a Management Stockholder hereunder to the extent (a) Holdings is prohibited from purchasing such Vested Equity by applicable law, (b) Holdings does not then have sufficient cash on hand to enable it to make such purchase and any debt instruments or agreements (other than debt instruments or agreements with an Affiliate of Holdings, Warburg Pincus or any Affiliate thereof), including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof entered into or assumed by Holdings, TransDigm Holding or TransDigm or any predecessor thereto in connection with the Merger or thereafter, including, without limitation, that certain Credit Agreement, dated as of the date hereof, among TD Funding Corporation (to be assumed by TransDigm Inc.), TD Acquisition (to be assumed by TransDigm Holding) and the

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financial institutions party thereto, and that certain Indenture, dated as of the date hereof, among TD Funding Corporation (to be assumed by TransDigm Inc.), the guarantors party thereto and the trustee named therein, do not allow (i) Holdings to purchase such Vested Equity and (ii) TransDigm Holding or TransDigm to pay a dividend or otherwise distribute to Holdings an amount of cash for the purpose of, and sufficient to enable Holdings to purchase, such Vested Equity (all such debt instruments or agreements referred to in this clause (b) are hereinafter collectively referred to as the “Financing Documents”), (c) the purchase of such Vested Equity by Holdings or the payment of a dividend or other distribution to Holdings by any subsidiary thereof to enable the purchase of such Vested Equity would, or in the opinion of the Committee might, result in the occurrence of a default or an event of default under any Financing Document or create a condition which would, or in the opinion of the Committee might, with notice or lapse of time or both, result in such default or event of default or (d) the purchase of such Vested Equity by Holdings or the payment of any such dividend or distribution to Holdings by any subsidiary thereof to enable the purchase of such Vested Equity would, in the reasonable opinion of the Committee, be imprudent in view of the financial condition (present or projected) of Holdings and its subsidiaries or the anticipated impact the purchase of such Vested Equity or the payment of such dividend or other distribution would have on Holdings’ and its subsidiaries’ financial condition (present or projected) or the ability of Holdings or any such subsidiary of Holdings to meet its obligations under any Financing Document or otherwise.  If any Vested Equity which Holdings has the right or obligation to purchase on any date exceeds the total amount that Holdings is permitted or able to purchase on such date pursuant to the preceding sentence (the “Maximum Amount”), Holdings shall purchase on such date only that number of shares of Common Stock and that number of Vested Options up to the Maximum Amount (and shall not be required to purchase more than the Maximum Amount) in such amounts as the Committee shall determine in good faith applying the following order of priority:

(a)                                         First, the Vested Equity of all Management Stockholders that are Roll-Over Shares or Roll-Over Options, which Roll-Over Shares or Roll-Over Options are being repurchased by Holdings by reason of the Management Stockholder’s termination of employment for any reason and, to the extent that the number of Roll-Over Shares and Roll-Over Options that Holdings is obligated to purchase from such Management Stockholders (but for this Section 4) exceeds the Maximum Amount, such Roll-Over Shares and Roll-Over Options pro rata among such Management Stockholders on the basis of the number of Roll-Over Shares and the number of shares of Common Stock underlying Roll-Over Options held by each of such Management Stockholders that Holdings is obligated or has the right to purchase;

(b)                                        Second, to the extent that the Maximum Amount is in excess of the amount Holdings purchases pursuant to clause (a) above, the Vested Equity (other than Roll-Over Shares and Roll-Over Options) of all Management Stockholders whose Vested Equity is being purchased by Holdings by reason of termination of employment due to death or Disability and, to the extent that the number of shares of Common Stock and Vested Options that Holdings is obligated to purchase from such Management Stockholders (but for this Section 4) exceeds the Maximum Amount, such shares of Common Stock and Vested Options pro rata among such Management Stockholders on the basis of the number of shares of Common Stock and the number of shares of Common Stock underlying Vested Options held by each of such Management Stockholders that Holdings is obligated or has the right to purchase; and

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(c)                                        Third, to the extent that the Maximum Amount is in excess of the amount Holdings purchases pursuant to clauses (a) and (b) above, the Vested Equity (other than Roll-Over Shares and Roll-Over Options) of all Management Stockholders whose Vested Equity is being purchased by Holdings by reason of termination of employment without Cause or due to Retirement or resignation for Good Reason up to the Maximum Amount and, to the extent that the number of shares of Common Stock and Vested Options that Holdings is obligated to purchase from such Management Stockholders (but for this Section 4) exceeds the Maximum Amount, such Vested Equity pro rata among such Management Stockholders on the basis of the number of shares of Common Stock and the number of shares of Common Stock underlying Vested Options held by each of such Management Stockholders that Holdings is obligated or has the right to purchase; and

(d)                                        Fourth, to the extent the Maximum Amount is in excess of the amounts Holdings purchases pursuant to clauses (a), (b) and (c) above, the Vested Equity (other than Roll-Over Shares and Roll-Over Options) of all other Management Stockholders whose Vested Equity is being purchased by Holdings up to the Maximum Amount and, to the extent that the number of shares of Common Stock and Vested Options that Holdings is obligated to purchase from such Management Stockholders (but for this Section 4) exceeds the Maximum Amount, the Vested Equity of such Management Stockholders in such order of priority and in such amounts as the Committee, in its sole discretion, shall in good faith determine to be appropriate under the circumstances.

Notwithstanding anything to the contrary contained in this Agreement, if Holdings is unable to make any payment when due to any Management Stockholder under this Agreement by reason of this Section 4, and subject to Section 9.1 hereof, Holdings shall issue an unsecured promissory note to such Management Stockholder for the amount of such payment, the terms of which note shall be acceptable to the lenders under any Financing Document to which Holdings is a party or otherwise bound and shall not result in a breach or violation of any such Financing Document.  A promissory note issued to a Management Stockholder by Holdings under this Section 4 shall (i) bear simple interest at the Prime Interest Rate as published in the Wall Street Journal on the date such payment becomes due plus one percent (1%), from the date such payment is due and owing to the date such payment is made, (ii) remain outstanding until the earliest practicable date on which Holdings is able to make payment therefor and (iii) reflect the priorities set forth in paragraphs (a)-(d) immediately above.  All payments of interest accrued hereunder shall be paid only at the date of payment by Holdings for the Vested Equity being purchased.

4.2.                                  Involuntary Transfers.  In the case of any transfer of title or beneficial ownership of any Vested Equity upon default, foreclosure, forfeit, divorce, court order or otherwise than by a voluntary decision on the part of a Management Stockholder (each, an “Involuntary Transfer”), Holdings (or any permitted assignee thereof) shall have the right to purchase such Vested Equity pursuant to this Section 4.2.  Upon the Involuntary Transfer of any Vested Equity, such Management Stockholder shall promptly (but in no event later than two (2) business days after such Involuntary Transfer) furnish written notice (the “Notice”) to Holdings indicating that the Involuntary Transfer has occurred, specifying the name of the Person to whom such Vested Equity has been transferred (the “Involuntary Transferee”), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.  Upon the

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receipt of the Notice, and for sixty (60) calendar days thereafter, Holdings (or a permitted assignee thereof) shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Vested Equity acquired by the Involuntary Transferee for a purchase price equal to the lesser of (a) the Fair Market Value of such Vested Equity as determined in accordance with Section 3.2 hereof and (b) the amount of the indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Carrying Value of such Vested Equity over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer.

5.                                               Termination of Rights and Obligations Under Certain Sections.  All rights and obligations pursuant to Sections 1, 2, 3, 4.2, 6, 7, 9, 10 and 11 of this Agreement shall terminate upon the closing of a public offering pursuant to a Registration Statement (a “Registration”) that covers (together with prior Registrations) (a) not less than 50% of the outstanding shares of Common Stock on a fully-diluted basis or (b) shares of Common Stock that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, Inc.  Without limiting the foregoing, this Agreement or any portion thereof shall terminate upon the written consent of Holdings, Warburg Pincus and the Majority Management Stockholders.

6.                                               Legend.  A copy of this Agreement shall be filed with the Secretary of Holdings and kept with the records of Holdings.  Each certificate or other instrument representing shares of Common Stock and, if applicable, Options, owned by any Stockholder shall bear upon its face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR OTHER INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE MANAGEMENT STOCKHOLDERS’ AGREEMENT, DATED AS OF JULY 22, 2003 BY AND AMONG TD HOLDING CORPORATION (“HOLDINGS”), WARBURG PINCUS PRIVATE EQUITY VIII, L.P. AND THOSE EMPLOYEES OF TRANSDIGM INC. AND ITS SUBSIDIARIES LISTED ON SCHEDULE I ATTACHED THERETO (THE “MANAGEMENT STOCKHOLDERS’ AGREEMENT”).  COPIES OF THE MANAGEMENT STOCKHOLDERS’ AGREEMENT ARE ON FILE AT THE OFFICE OF HOLDINGS AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

In addition, certificates representing shares of Common Stock shall bear any legends required by the applicable laws of any states.  All Management Stockholders shall be bound by the requirements of the foregoing legend.  Upon a Registration that covers any shares of Common Stock, and provided that the terms of this Section 6 terminate in connection with such Registration pursuant to the terms of Section 5 hereof, the certificate representing such shares shall be replaced, at the expense of Holdings, with certificates not bearing the foregoing legend.

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7.                                               Covenants, Representation and Warranties.

7.1.                                  New Management Stockholders.  Holdings, Warburg Pincus and each of the Management Stockholders hereby agree that any employee of Holdings or any subsidiary thereof who, after the date of this Agreement, is offered shares of any class of capital stock of Holdings or holds stock options to purchase shares of capital stock of Holdings shall, as a condition precedent to the acquisition of such shares or the grant of such options, (a) become a party to this Agreement by executing a joinder agreement, a form of which is attached as Exhibit A hereto, and (b) if such employee is a resident of a state with a community property system, cause his or her spouse to execute a Spousal Waiver in form and substance satisfactory to the Committee and deliver such joinder agreement and Spousal Waiver, if applicable, to Holdings at its address specified in Section 15 hereof.  Upon such execution and delivery, such employee shall be a Management Stockholder for all purposes of this Agreement and Options or any shares of capital stock owned by such Management Stockholder or issuable to such Management Stockholder upon exercise of any Options, shall be considered Shares or Options, as applicable, for all purposes of this Agreement, except as otherwise set forth in the joinder agreement.

7.2.                                  No Other Arrangements or Agreements.  Each Management Stockholder hereby represents and warrants to Holdings and Warburg Pincus that, except as set forth in this Agreement and except for (a) the Stockholders’ Agreement, (b) if applicable, that certain Registration Rights Agreement, dated as of the date hereof, among Holdings and the other parties named therein, (c) any written employment agreement between such Management Stockholder and Holdings or a subsidiary thereof, (d) any Option Agreement between such Management Stockholder and Holdings and (e) if applicable, the Roll-Over Agreement to which such Management Stockholder is a party, each as amended from time to time, he or she has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other party with respect to any shares of capital stock or Options of Holdings or any interest therein, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of any shares of capital stock or Options of Holdings or any interest therein, as applicable (whether or not such arrangements and agreements are with Holdings, any subsidiary thereof, other Management Stockholders or holders of capital stock or Options of Holdings that are not parties to this Agreement).  Each Management Stockholder agrees that, except as disclosed above, he or she will not enter into any such other arrangements or agreements as he or she has represented and warranted to above with any other party so long as any of the terms of this Agreement remain in effect, except for any such agreement with Holdings entered into in connection with the grant of any Options pursuant to the Plan or any other equity incentive plan of Holdings and except as reasonably necessary to effect any transaction relating to the Shares or Options required or permitted under the Stockholders’ Agreement.

8.                                               Amendment, Modification, Supplement and Waiver.  This Agreement may be amended, modified or supplemented, and the enforcement of any provision hereof may be waived, with, and only with, the prior written consent of Holdings, Warburg Pincus and the Majority Management Stockholders.  If Holdings, Warburg Pincus and the Majority Management Stockholders shall have so agreed, any such amendment, modification, supplement or waiver shall be effective with respect to all Management Stockholders hereunder, whether or not such Management Stockholder shall have agreed to such amendemnt, modification, supplement or waiver, and Holdings shall promptly notify all other Management Stockholders who have not so

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agreed of the material terms of such amendment, modification, supplement or waiver and the effective date thereof.

9.                                               Parties.

9.1.                                  Assignment by Holdings.  Subject to the provisos set forth herein, Holdings shall have the right to assign to one or more Permitted Warburg Assignees, all or any portion of its rights and obligations under Sections 1, 2 and 4.2; provided, however, in no event shall any such Permitted Warburg Assignee be required to accept any such assignment or assume any obligations of Holdings under the foregoing Sections, it being understood and agreed that the acceptance of any such assignment and the assumption of any such obligations shall be in the sole and absolute discretion of the Permitted Warburg Assignee; provided, further however, that the acceptance by a Permitted Warburg Assignee of the assigment of any rights and the assumption of any related obligations under the foregoing Sections in any one instance shall in no way be construed to require any Permitted Warburg Assignee to accept any assigment or assume any obligations with respect to any future event or transaction.  If Holdings has not exercised (or, pursuant to Section 4.1 hereof, is not permitted to exercise) its right to purchase Vested Equity pursuant to any such Sections within twenty (20) calendar days of receipt by Holdings of the letter or notice giving rise to such right (or, in the case of Section 2, the giving of notice by Holdings), then Warburg Pincus shall have the right, but shall be under no obligation, to require Holdings to assign such right to one or more Permitted Warburg Assignees.  If such right to purchase is assigned to a Permitted Warburg Assignee or Permitted Warburg Assignees pursuant to this Section 9.1, such Permitted Warburg Assignee or Permitted Warburg Assignees shall have all the rights and obligations of Holdings for purposes of such purchase, and only such purchase, under Section 1, 2 or 4.2, as the case may be.

9.2.                                  Assignment Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, no Management Stockholder shall be permitted to assign any of his, her or its obligations pursuant to this Agreement without the prior written consent of Holdings and Warburg Pincus, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and the Stockholders’ Agreement and, prior to such assignment, such assignee complies with the applicable requirements of this Agreement and the Stockholders’ Agreement.

9.3.                                  Termination.  Any party to, or Person who is subject to, this Agreement which ceases to own any shares of Common Stock or any interest therein (assuming conversion of all Options) shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; provided, however, that a Transfer of shares of Common Stock or Options not explicitly permitted under this Agreement shall not relieve any Management Stockholder of any of his, her or its obligations hereunder.

9.4.                                  Agreements to Be Bound.  Notwithstanding anything to the contrary contained in this Agreement, any Transfer of shares of Common Stock by a Management Stockholder shall be permitted under the terms of this Agreement only if the transferee (i) shall agree in writing to be bound by the terms and conditions of this Agreement and shall evidence such agreement by executing a joinder agreement, the form of which is attached as Exhibit A hereto and (ii) shall

13

cause his or her spouse, if any, to execute a Spousal Waiver in form and substance satisfactory to the Committee, if such transferee is an individual who resides in a state with a community property system.  Upon the execution of the joinder agreement and, if applicable, the Spousal Waiver by the spouse of such transferee, such transferee shall be deemed to be a Management Stockholder and all shares of Common Stock so Transferred shall be deemed Shares for all purposes of this Agreement, except as otherwise provided in the joinder agreement; provided, however, that Sections 1 and 2 of this Agreement shall not apply to shares of Common Stock acquired by any transferee pursuant to Section 4 of the Stockholders’ Agreement.

10.                                      Recapitalizations, Exchanges, etc. Affecting the Shares.  Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Shares and the Options and (b) any and all shares of capital stock of Holdings or any successor or assign of Holdings (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Shares or Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.  Except as otherwise expressly provided herein, this Agreement is not intended to confer, and does not confer, upon any Person, except for the parties hereto, any rights or remedies hereunder.

11.                                      Transfer of Common Stock.  If at any time Holdings (or any permitted assignee thereof) purchases any Shares or other Vested Equity pursuant to this Agreement, Holdings (or any permitted assignee thereof) may pay the purchase price determined under this Agreement for the Shares or other Vested Equity it purchases by wire transfer of funds or company check in the amount of the purchase price, and upon receipt of payment of such purchase price or, pursuant to Section 2.3 or Section 4, any portion thereof, the selling Management Stockholder shall deliver the certificates or other instruments representing the number of Shares or other Vested Equity being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance.  Notwithstanding anything in this Agreement to the contrary, Holdings (or any permitted assignee thereof) shall not be required to make any payment for Shares or other Vested Equity purchased hereunder until delivery to it of the certificates or other instruments representing such Shares or other Vested Equity.  If Holdings (or any permitted assignee thereof) is purchasing less than all the Shares or other Vested Equity represented by a single certificate or other instrument, Holdings shall deliver to the selling Management Stockholder a certificate or other instrument for any unpurchased Shares or Vested Equity.

12.                                      Further Assurances.  Each party hereto or Person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13.                                      Governing Law.  This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

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14.                                      Invalidity, of Provision.  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

15.                                      Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy (including facsimile) or telegram, as follows:

(i)                                           If to Holdings, to it at:

c/o TransDigm Holding Company
26380 Curtiss Wright Parkway
Richmond Heights, Ohio 44143
Facsimile No.: (216) 289-4937
Attention: Corporate Secretary

with a copy to:

Warburg Pincus Private Equity VIII, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, New York 10017
Facsimile No.: (212) 878-9100
Attention: Kewsong Lee

David Barr

(ii)                                      If to a Management Stockholder, to him or her at the address or facsimile number listed on the signature page hereto or as such Management Stockholder shall designate to Holdings in writing in accordance with the terms hereof, with a copy to Warburg Pincus at its address indicated herein.

(iii)                                 If to Warburg Pincus, to it at:

Warburg Pincus Private Equity VIII, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, New York 10017
Facsimile No.: (212) 878-9100
Attention: Kewsong Lee

David Barr

with a copy to:

Willkie Farr & Gallagher
787 Seventh Avenue

15

New York, New York 10019
Facsimile No.: (212) 728-8111
Attention: Steven J. Gartner, Esq.

or to such other Person or address as any party shall specify by notice in writing to Holdings, with a copy to Warburg Pincus at its address indicated herein.  Any notice so addressed shall be deemed to be given: if delivered personally or by telecopy (including facsimile) or telegram, on the date of such delivery, if a business day, otherwise on the first business day thereafter; if mailed by certified or registered mail with postage prepaid, on the third business day after the date of such mailing, and if sent by next-day or overnight mail or delivery, on the first business day following the date of such mailing or delivery.

16.                                      Headings: Execution in Counterpart.  The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

17.                                      Entire Agreement.  This Agreement, together with the other agreements and documents referenced herein, including in the recitals hereto (collectively, the “Other Agreements”), embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the Shares or the Options, other than those expressly set forth or referred to herein and other than those set forth in the Other Agreements.  This Agreement and the Other Agreements supersede all prior agreements and understandings among the parties with respect to such subject matter, and it is the understanding of all parties hereto that any such prior agreement is hereby terminated, null and void as of the Closing Date.

18.                                      Injunctive Relief.  The Shares cannot readily be purchased or sold in the open market, and for that reason, among others, Holdings, Warburg Pincus and the Management Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced.  Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement.  Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which Holdings, Warburg Pincus or the Management Stockholders may have.  Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof.  Each party hereto hereby consents to service of process by mail made in accordance with Section 15.

19.                                      Defined Terms.  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

19.1.                         Affiliate.  “Affiliate” shall mean, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person.

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19.2.                         Cause.  The term “Cause,” used in connection with the termination of employment of a Management Stockholder, shall mean either of the following: (a) the repeated failure by a Management Stockholder, after written notice from the Board, substantially to perform his material duties and responsibilities as an officer or employee or director of Holdings or any of its subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical or mental illness), or (b) any willful misconduct by a Management Stockholder that has the effect of materially injuring the business of Holdings or any of its subsidiaries, including, without limitation, the disclosure of material secret or confidential information of Holdings or any of its subsidiaries. Notwithstanding the foregoing, to the extent a Management Stockholder is party to an employment agreement with Holdings or any subsidiary thereof, and such agreement contains a definition of the term “Cause,” the definition in any such agreement shall control with respect to such Management Stockholder.

19.3.                         Closing Date.  The “Closing Date” shall mean the date on which the transactions contemplated by the Merger Agreement close.

19.4.                         Disability.  The termination of the employment of any Management Stockholder by Holdings or any of its subsidiaries shall be deemed to be by reason of a “Disability” if a Management Stockholder is unable to perform his or her duties and responsibilities as an officer, director or employee of Holdings or any of its subsidiaries on a full-time basis for more than six (6) months within any twelve (12) month period because of a physical, mental or emotional incapacity resulting from injury, sickness or disease.  Notwithstanding the foregoing, to the extent a Management Stockholder is party to an employment agreement with Holdings or any subsidiary thereof, and such agreement contains a definition of the term “Disability,” the definition in any such agreement shall control with respect to such Management Stockholder.

19.5.                         Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

19.6.                         Good Reason.  The termination of a Management Stockholder’s employment with Holdings or any of its subsidiaries shall be for “Good Reason” if such Management Stockholder voluntarily terminates his or her employment with Holdings or a subsidiary as a result of any of the following: (a) a material diminution in a Management Stockholder’s title, duties or responsibilities, without his or her prior written consent, (b) a reduction of a Management Stockholder’s aggregate cash compensation (including bonus opportunities), benefits or perquisites, without his or her prior written consent or (c) Holdings or any subsidiary thereof requires the Management Stockholder, without his or her prior written consent, to be based at any office or location that requires a relocation greater than thirty (30) miles from the location at which such Management Stockholder works as of the date hereof.  Notwithstanding the foregoing, to the extent a Management Stockholder is party to an employment agreement with Holdings or any subsidiary thereof, and such agreement contains a definition of the term “Good Reason,” the definition in any such agreement shall control with respect to such Management Stockholder.

19.7.                         Majority Management Stockholders.  “Majority Management Stockholders” as of any date of determination shall mean those Management Stockholders who beneficially own

17

(within the meaning of Rule 13d-3 under the Exchange Act) fifty percent (50%) or more of the total combined voting power of all Shares then held by the Management Stockholders.

19.8.                         Options.  “Options” shall mean all options to purchase shares of Common Stock granted to or held by a Management Stockholder at any time when this Agreement is in effect (including, where applicable, Roll-Over Options).

19.9.                         Permitted Warburg Assignee.  A “Permitted Warburg Assignee” shall mean any Affiliate of Warburg Pincus.

19.10.                Permitted Transferee. The term “Permitted Transferee” shall have the meaning set forth in the Stockholders’ Agreeement.

19.11.                Person.  “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

19.12.                Roll-Over Shares.  “Roll-Over Shares” shall mean those shares of Common Stock that are acquired by a Management Stockholder upon exercise of a Roll-Over Option.

19.13.                Transfer.  “Transfer” (or any variation thereof used herein) shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus & Co., General Partner

By:	/s/ David Barr
Name: David Barr
Title: Partner

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

MANAGEMENT STOCKHOLDERS:

/s/ W. Nicholas Howley
W. Nicholas Howley

/s/ Gregory Rufus
Gregory Rufus

/s/ Douglas Peacock
Douglas Peacock

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Ray Laubenthal
Ray Laubenthal

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Riley
James Riley

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Skulina
James Skulina

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Rose DiFranco
Rose DiFranco

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written..

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Roger Jones
Roger Jones

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Robert Henderson
Robert Henderson

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Hosrow Bordbar
Hosrow Bordbar

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Peter Palmer
Peter Palmer

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Fred Ching
Fred Ching

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Cindy Terakawa
Cindy Terakawa

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ John Leary
John Leary

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Kevin McHenry
Kevin McHenry

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Joel Reiss
Joel Reiss

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Thomas Sievers
Thomas Sievers

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Vicki Saugstad
Vicki Saugstad

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Todd Littleton
Todd Littleton

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Bernie Iversen
Bernie Iversen

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ James Liddle
James Liddle

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Jeffrey Falkenberry
Jeffrey Falkenberry

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Albert J. Rodriguez
Albert J. Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Sergio Rodriguez
Sergio Rodriguez

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Gary McMurtrey
Gary McMurtrey

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ Chuck Burger
Chuck Burger

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

/s/ J. Glyn Vorderkunz
J. Glyn Vorderkunz

IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders’ Agreement as of the date first above written.

TD HOLDING CORPORATION

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: President

BRATENAHL INVESTMENTS, LTD.

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley

SCHEDULE I

MANAGEMENT STOCKHOLDERS

Douglas W. Peacock

10901 Burnt Mill Rd., #2104

Jacksonville, FL  32256

W. Nicholas Howley

10494 Lakeshore Blvd.

Bratenahl, OH  44108-1063

Bratenahl Investments, Ltd.

c/o W. Nicholas Howley

10494 Lakeshore Blvd.

Bratenahl, OH 44108-1063

Gregory Rufus

32346 Brandon Place

Avon Lake, OH  44012

Ray Laubenthal

9110 Oakstone Trail

Chardon Township, OH  44024

James Riley

2086 Baxterly Avenue

Lakewood, OH  44107

Rose DiFranco

5928 Blakely

Highland Heights, OH  44143

James Skulina

7736 Ellington Place

Mentor, OH  44060

Roger Jones

34950 Ada Drive

Solon, OH  44139

Robert Henderson

1645 Alamitas Ave.

Monrovia, CA  91016

Hosrow Bordbar

26871 Preciados Dr

Mission Viejo, CA  92691

Fred Ching

3932 Skycrest Drive

Pasadena, CA  91107

Peter Palmer

1717 Camden Ave

South Pasadena, CA  91030

Cindy Terakawa

629 Pencin Drive

Whittier, CA  90601

John Leary

27830 Elk Mt. Drive

Yorba Linda, CA  92887

Kevin McHenry

27532 Caesars Place

Laguna Niguel, CA  92677

Joel Reiss

1206 Stephanie Drive

Corona, CA  92882

Vicki Saugstad

4209 Vermont Street

Long Beach, CA  90814

Tom Sievers

29632 Novacella

Laguna Niguel, CA  92677

Todd Littleton

206 East Crest Drive

Simpsonville, SC  29681

Jeffrey Faulkenberry

420 Phillips Lane

Greer, SC  29650

Bernie Iversen

113 Greenleaf

Easley, SC  29642

James Liddle

1520 Old Mill Road

Easley, SC  29642

Albert J. Rodriguez

114 Greentree

Crawford, TX 76638

Sergio Rodriguez

115 Whistling Wind Trail

McGregor, TX 76657

Chuck Burger

300 Telluride

Waco, TX 76712

J. Glyn Vorderkunz

510 Kiowa Lane

Waco, TX 76706

Gary McMurtrey

925 Austin Hines Drive

China Springs TX  76633

EXHIBIT A

[FORM OF JOINDER AGREEMENT]